Supplement dated June 15, 2026, to the Statutory Prospectus dated May 1, 2026, for the Pacific Legacy Survivorship VUL variable universal life insurance policies issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain rider information. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2026, all references to “Up to Age 90 No-Lapse Guarantee Rider” are hereby deleted and reverted to “No-Lapse Guarantee Rider.”

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